         AMENDMENT NO. 1, dated January 24, 2000, and effective as provided below, to Class B Preferred Unit Subscription Agreement dated as of January 10, 2000 (the "Subscription Agreement"), between PERSONALIZED MEDIA COMMUNICATIONS, L.L.C. ("PMC") and PEGASUS DEVELOPMENT CORPORATION (the "Subscriber"), and to Series PMC Warrant Agreement dated as of January 13, 2000 (the "Warrant Agreement"), between PMC and PEGASUS COMMUNICATIONS CORPORATION ("Pegasus").

         IN CONSIDERATION OF the mutual covenants contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows.

         1. Section 2.2 of the Subscription Agreement is amended by striking out "At the Closing" and inserting in its place "At the Closing, or as otherwise provided in Section 2.4".

         2. Section 2.3 of the Subscription Agreement is amended (a) by striking out "and Warrants" from the caption and (b) by striking out "and the Warrants" at the end thereof.

         3. The Subscription Agreement is amended by adding the following new section immediately after Section 2.3:

                  "2.4 Issuance of Warrants. The Subscriber shall cause Pegasus to execute and deliver a warrant agreement (the "Warrant Agreement") as provided in Section 6.6. The Subscriber shall cause Pegasus to issue to the Company the Warrants provided for in the Warrant Agreement, and to execute and deliver the Warrant Certificate(s) evidencing the Warrants as contemplated by the Warrant Agreement, on the first to occur of:

                          "(a) three business days after the stockholders of
                  Pegasus shall have approved the issuance of the Warrants, or

                          "(b) three business days after the occurrence of any
                  event that causes the approval of the stockholders of Pegasus not to be required under the rules of the Nasdaq Stock Market.

         "If no event described in clause (a) or (b) shall have occurred on or before July 1, 2000, the transactions contemplated by this Agreement and the other documents delivered pursuant to this Agreement shall be rescinded; provided, however, that in no event shall the Company be required to reimburse the Subscriber for the Stock or the cash in the amount of $14,250,000 payable at the Closing."

         4. Section 6.6 of the Subscription Agreement is amended by striking out "by the Subscriber" and replacing it with "by Pegasus".

         5. Section 1 of the Warrant Agreement is amended by (a) striking out "On the date hereof" and replacing it with "On the date specified in Section 2.4 of the Subscription

Agreement", (b) striking out "hereby issues" and replacing it with "will issue", and (c) striking out "hereby acquires" and replacing it with "will acquire".

         6. The first paragraph of Section 6 of the Warrant Agreement is amended by striking out "from (and including) the date of this Agreement" and replacing it with "from (and including) the date of issuance of each such Warrant".

         7. The amendments effected by paragraphs 1 through 4 are effective January 10, 2000. The amendments effected by paragraphs 5 and 6 are effective January 13, 2000. The warrant certificate dated January 13, 2000, shall be deemed not to have been issued and shall be returned to Pegasus promptly after the execution of this Amendment. Except as expressly amended by this Amendment, the Subscription Agreement, the Warrant Agreements and the other agreements referred to therein or executed and delivered pursuant thereto remain in full force and effect in accordance with their terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date first written above, effective the dates specified in paragraph 7.

                                    PERSONALIZED MEDIA COMMUNICATIONS, L.L.C.


                                    By:  /s/ John C. Harvey
                                       ----------------------------
                                             John C. Harvey,
                                             Managing Member


                                    PEGASUS DEVELOPMENT CORPORATION


                                    By:  /s/ Ted S. Lodge
                                       ----------------------------
                                             Ted S. Lodge,
                                             Senior Vice President

                                    PEGASUS COMMUNICATIONS CORPORATION


                                    By:  /s/ Ted S. Lodge
                                       ----------------------------
                                             Ted S. Lodge,
                                             Senior Vice President

                   JOINDER BY CERTAIN SHAREHOLDERS OF PEGASUS


The undersigned (a) represent and warrant to Personalized Media Communications, L.L.C. that the shares of Class B Common Stock of Pegasus held by them carry sufficient voting power to approve the issuance of the Warrants if stockholder approval is sought, without the need to obtain the vote of any other stockholder; and (b) agree to vote all their shares of Class B Common Stock in favor of the issuance of the Warrants at a meeting of stockholders of Pegasus to be held not later than June 30, 2000, unless prior to that time an event occurs that makes stockholder approval not required under the rules of the Nasdaq Stock Market.

                                    PEGASUS COMMUNICATIONS HOLDINGS, INC.


                                    By:  /s/ Ted S. Lodge
                                       ----------------------------
                                             Ted S. Lodge,
                                             Senior Vice President


                                    PEGASUS CAPITAL, LTD., general partner


                                    By:  /s/ Ted S. Lodge
                                       ----------------------------
                                             Ted S. Lodge,
                                             Senior Vice President

                                      -3-